UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC
Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Kilroy Realty Corporation:
Emerging growth company  ☐
Kilroy Realty, L.P.:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Kilroy Realty Corporation  ☐                Kilroy Realty, L.P.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed, on October 3, 2022, Kilroy Realty, L.P. (the “Operating Partnership”) entered into a term loan agreement (the “Term Loan Agreement”), that provided for an unsecured delayed draw term loan facility (the “Term Loan Facility”), with the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent. The Term Loan Facility provided for borrowings of up to $400 million and the Operating Partnership borrowed $200 million under the Term Loan Facility on October 3, 2022. The Term Loan Facility also included an accordion feature to increase the term loan commitments or add one or more tranches of term loans up to an aggregate amount of $500 million, subject to obtaining lender commitments and the satisfaction of certain customary conditions. The Term Loan Facility is guaranteed by Kilroy Realty Corporation (the “Company”). On January 27, 2023, the Operating Partnership entered into an amendment to the Term Loan Agreement (the “First Amendment”) to exercise the accordion feature under the Term Loan Agreement to provide for additional borrowings of up to $100 million and increase the capacity under the accordion feature to provide additional term loan commitments or add one or more tranches of term loans up to an aggregate amount of $650 million, subject to obtaining lender commitments and the satisfaction of certain customary conditions
.
On March 6, 2023, the Operating Partnership entered into an second amendment to the Term Loan Agreement (the “Second Amendment”) to exercise the accordion feature under the Term Loan Agreement to provide for additional borrowings of up to $20 million. The other terms and conditions of the Term Loan Facility, as amended by the Second Amendment, remain unchanged. After March 6, 2023, the Operating Partnership, in addition to outstanding term loans of $200 million under the Term Loan Facility and remaining lender commitments of $320 million under the Term Loan Facility, can request additional incremental term loan commitments of $130 million under the Term Loan Facility, subject to obtaining lender commitments and the satisfaction of certain customary conditions.
The foregoing descriptions of the Second Amendment are only summaries and are qualified in their entirety by reference to the full text of the Second Amendment, a copy of which will be filed as an exhibit to the Company’s and the Operating Partnership’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Chief Financial Officer Employment Agreement
As previously disclosed in a Current Report on Form 8-K filed by the Company on February 7, 2023, the Company’s Board of Directors (the “Board”) appointed Eliott Trencher as Executive Vice President, Chief Financial Officer and Chief Investment Officer of the Company effective February 1, 2023.
In connection with his promotion, the Company and Kilroy Realty, L.P. entered into an employment agreement with Mr. Trencher on March 3, 2023 (the “Employment Agreement”). The Employment Agreement provides that Mr. Trencher will serve the Company as its Executive Vice President, Chief Financial Officer and Chief Investment Officer during the term of the Employment Agreement, though in the future the Company may elect to reassign the title of Chief Investment Officer. The term of the Employment Agreement continues through March 1, 2026, subject to automatic annual renewals at the end of the scheduled term unless one party has provided at least 90 days’ advance notice of non-renewal to the other and further subject to earlier termination as provided in the Employment Agreement. The Employment Agreement provides that, during the term of the Employment Agreement, Mr. Trencher’s base salary from the Company will not be less than $500,000, his target annual bonus opportunity from the Company will not be less than 100% of his annual base salary, and that he will be eligible to receive annual stock incentive awards from the Company (the size and other terms and conditions of which will be determined each year by the Executive Compensation Committee of the Board). The Employment Agreement also provides that, if the Company terminates Mr. Trencher’s employment without “Cause,” or if Mr. Trencher terminates employment with the Company for “Good Reason” (as these terms are defined in the Employment Agreement), during the term of the Employment Agreement, then (subject to Mr. Trencher providing the Company with a general release of claims) Mr. Trencher will be entitled to cash severance pay equal to one times his annual rate of base salary from the Company plus one times his target annual bonus opportunity from the Company, Mr. Trencher’s equity awards granted by the Company will vest, and the Company will pay or reimburse Mr. Trencher’s premiums charged to continue healthcare coverage under COBRA for up to eighteen months. If Mr. Trencher’s employment with the Company terminates due to his death or disability, Mr. Trencher will be entitled to a pro-rated annual bonus for the year in which his employment terminates.
The foregoing description of terms of the Employment Agreement is qualified in its entirety by reference to the text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s and the Operating Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9 , 2023	KILROY REALTY CORPORATION

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9 , 2023	KILROY REALTY, L.P.

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller